Exhibit 24

POWER OF ATTORNEY

     We, the undersigned directors of Green Mountain Power Corporation, hereby severally constitute Douglas G. Hyde, Christopher L. Dutton and Peter H. Zamore, and each of them singly, our true and lawful attorney with full power of substitution, to sign for us and in our names in the capacities indicated below, the Annual Report on Form 10-K of Green Mountain Power Corporation for the fiscal year ended December 31, 1996, and generally to do all such things in our name and behalf in our capacities as directors to enable Green Mountain Power Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorney, to said Annual Report.

SIGNATURE                     TITLE                   DATE

_/s/ Douglas G. Hyde   ___  President and Director    February 10, 1997
Douglas G. Hyde           (Principal Executive
                          Officer)

_/s/ Thomas P. Salmon______
Thomas P. Salmon          Chairman of the Board       February 10, 1997

_/s/ Robert E. Boardman____
Robert E. Boardman        Director                    February 10, 1997

_/s/ Nordahl L. Brue_______
Nordahl L. Brue           Director                    February 10, 1997

_/s/ William H. Bruett_____
William H. Bruett         Director                    February 10, 1997

___________________________
Merrill O. Burns          Director

_/s/ Lorraine E. Chickering
Lorraine E. Chickering    Director                    February 10, 1997

_/s/ John V. Cleary________
John V. Cleary            Director                    February 10, 1997

_/s/ Richard I. Fricke_____
Richard I. Fricke         Director                    February 10, 1997

_/s/ Euclid A. Irving______
Euclid A. Irving          Director                    February 10, 1997

_/s/ Martin L. Johnson_____
Martin L. Johnson         Director                    February 10, 1997

_/s/ Ruth W. Page__________
Ruth W. Page              Director                    February 10, 1997